Panagram BBB-B CLO ETF	Summary Prospectus
Trading Symbol: CLOZ	January 23, 2023
Listed on NYSE Arca, Inc.	www.clozfund.com

Before you invest, you may want to review the Panagram BBB-B CLO ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information each dated November 15, 2022, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.clozfund.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
The Fund seeks to generate current income, with a secondary objective of capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%
(1)“Other Expenses” are estimated for the Fund’s current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Summary Prospectus.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in collateralized loan obligations (“CLOs”) that are rated, at the time of purchase, between BBB+ and B- or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, securities deemed by Panagram Structured Asset Management, LLC (the “Adviser” or “Panagram”) to be of comparable quality). CLOs are structured products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans. The Fund intends to invest primarily in BBB and BB rated tranches of CLOs and is expected to have significant exposure (up to 70% of its total assets) in CLO tranches rated below investment grade often referred to as “high-yield” or “junk” bonds. CLOs are securities structured to be exposed to the senior secured loans in a corporate capital structure, which means that the loans have payment priority over unsecured debt and common equity in a default situation. These loans are often issued as “covenant lite” loans, which have few or no financial maintenance covenants. The Fund’s typical investments are mezzanine or lower priority CLO tranches which are subordinate to other tranches of the CLO (i.e., these other tranches have payment priority over the tranches held by the Fund).
The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets are invested in a limited number of issuers of securities. However, the Fund will not invest more than 20% of its portfolio in CLOs managed by a single CLO manager. The Fund will only invest in CLOs with a minimum initial total offering size of $250 million. In addition to investments in CLOs rated, at the time of purchase, between BBB+ and B-, the Fund may also invest up to 10% of its portfolio in CLOs rated above BBB+ by an NRSRO. The Fund may also invest up to 70% of its total assets in CLOs related below investment grade. The Fund invests primarily in CLOs that are U.S. dollar denominated, and the Fund may invest in CLOs of any maturity or duration. CLOs typically have floating or variable interest rates, though some CLOs have fixed rates.
With a specialized focus on CLOs through multiple credit cycles, the Fund’s portfolio managers will select investments for the Fund by sourcing opportunities in primary (i.e., the initial offering for a security) and secondary markets (i.e., markets where the securities are traded following the initial offering) for CLO debt securities. The manager focuses on CLO tranches rated below investment grade, which may be subordinate to other tranches of the CLO. In addition, the Adviser will evaluate the Fund’s investment portfolio to balance total returns and capital protection by analyzing structural leverage and portfolio composition.
The Fund is actively managed and does not seek to track the performance of any particular index. In selecting investments for the Fund, the Adviser applies a bottom-up approach that reviews the current market environment for potential investment opportunities, including newly issued and secondary market CLOs. The Adviser monitors the Fund’s portfolio on a daily basis to proactively position investments for changing market conditions, and the Fund may sell or reduce a position when a more attractive investment becomes available or when the value of an investment becomes unattractive, taking into consideration current market conditions. The Fund may also sell an investment based on the Adviser’s re-evaluation of an investment’s credit profile.
Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or long periods of time. The principal risks of investing in the Fund are summarized below.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Cash Transaction Risk. Unlike other ETFs, the Fund expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. Cash purchases and sales may cause the Fund to incur portfolio transaction fees, gains or losses on the sales, or charges or delays in investing the cash that it would otherwise not incur if a purchase or sale was made on an in-kind basis.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
CLO Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in BBB and BB rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to actual defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to collateral default and impairment of subordinate tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. In addition, these risks are heightened with respect to the below investment grade CLOs in which the Fund may significantly invest (up to 70% of the Fund’s total assets). The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of default of the underlying asset.

•Mezzanine CLO Risk. The Fund intends to invest primarily in BBB and BB rated tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade or non-investment grade quality, however, the Fund is expected to have significant exposure to below investment grade CLO tranches (up to 70% of its total assets). To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinate CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. Under certain circumstances, no payment of interest or principal can be made to a holder of a mezzanine CLO tranche until the interest or principal payments have been made in full to holders of the Senior tranches.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Debt Securities Risk. The Fund’s investment in debt securities may subject it to the following risks:
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities.
•Interest Rate Risk. The Fund may be subject to a greater risk of rising rates as the market exits a period of historically low rates and current effects of central bank monetary policy and government fiscal policy are being passed through to the market. As interest rates rise, borrowers with floating rate loans may experience difficulty servicing their loans, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. As interest rates decrease, issuers of the underlying loan obligations may refinance their loans, which may require the CLO to reinvest cash at what may be an inopportune time.
•Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares.
•Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
•Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e. redeem or refinance) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions (i.e. at lower spreads), which could cause a decline in the Fund’s income.
•Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates.
High Yield Securities Risk. The Fund intends to invest a significant portion (up to 70% of its total assets) in CLO securities rated below investment grade. Debt investments rated below investment grade are sometimes referred to as high yield or “junk”. Investing in lower-rated or unrated securities (including CLOs) involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. These securities may be more sensitive than investment grade CLO securities to economic, political, or market changes or developments which could impact the underlying loans of a CLO and may adversely affect the value of the below investment grade CLO security. Issuers of the below investment grade loans that underlie a CLO may not be as financially durable as those issuers with higher credit ratings. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. These risks may be present in lower rated CLO securities (such as those rated BBB or BBB-, or their equivalent), even if they are not rated below investment grade.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates.
Valuation Risk. The CLO securities in which the Fund invests may be priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more unreliable. The structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
CLO Manager Risk. The Fund intends to invest in CLO securities issued by CLOs that are managed by unaffiliated collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing, and replacing the underlying bank loans within a CLO. There can be no guarantee that any collateral manager will continue to manage such CLO through the life of the investment. Collateral managers are subject to removal or replacement by other holders of CLO securities or may voluntarily resign.
Newly Issued Securities Risk. The Fund may invest in newly issued securities or “new issues.” New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. New issues may be volatile in price due to the absence of a prior trading market, limited quantities available, and an extended settlement period.
Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases.
London Interbank Offered Rate (“LIBOR”) Risk. The CLO debt securities in which the Fund typically invests earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. Following the global financial crisis, regulators determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. The replacement rate for U.S. Dollar LIBOR is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to SOFR. The Fund will invest in CLOs issued prior to 2022 through the secondary market, some of which are still based on LIBOR, and there is risk associated with transitioning such securities from LIBOR to SOFR. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR versus LIBOR). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in, among other things, substantial market volatility and reduced liquidity in financial markets; exchange trading suspensions and closures; higher default rates; travel restrictions and disruptions; significant global disruptions to business operations and supply chains; lower consumer demand for goods and services; significant job losses and increasing unemployment; event and service cancellations and restrictions; significant challenges in healthcare service preparation and delivery;

prolonged quarantines; and general concern and uncertainty. The impact of this pandemic and any other public health emergencies (such as any other epidemics or pandemics) that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.
Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share (“NAV”) due to the absence of an active trading market.
Management Risk. The Fund’s principal investment strategies involve actively trading securities, which could result in a high portfolio turnover rate, which could increase transaction costs (thus lowering performance) and taxable distributions.
High Portfolio Turnover Risk. High portfolio turnover may result in higher transaction costs and potential for taxable capital gains, both of which could have a negative effect on the Fund’s performance.
Non-diversified Fund Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940 (the “1940 Act”), as amended. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Performance
Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Summary Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.clozfund.com or by calling the Fund toll-free at 800-617-0004.
Management
Investment Adviser
Panagram Structured Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers
Mr. John Kim and Mr. Tim Wickstrom are the portfolio managers responsible for the day-to-day management of the Fund. They have each managed the Fund since its inception in 2023.
Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.clozfund.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.